Table of Contents

      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review                                                 4
      Message from the Manager                                          5
      Shareholder Voting Results                                        8
      Financial Information:
         Portfolio of Investments                                       9
         Notes to Portfolio of Investments                             13
         Statement of Assets and Liabilities                           14
         Statement of Operations                                       15
         Statements of Changes in Net Assets                           16
         Notes to Financial Statements                                 17






Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA First Start Growth Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus, which gives further details about the Fund.

USAA   with  the  eagle  is   registered   in  the  U.S.   Patent  &   Trademark
Office.(Copyright)2000, USAA. All rights reserved.











USAA Family of Funds Summary

         Fund                                                        Minimum
       Type/Name                       Volatility                  Investment
       ---------                       ----------                  ----------

CAPITAL APPRECIATION
================================================================================
 Aggressive Growth                  Very high                        $3,000
 Emerging Markets                   Very high                         3,000
 First Start Growth(Registered
   Trademark)                       Moderate to high                  3,000
 Gold                               Very high                         3,000
 Growth                             Moderate to high                  3,000
 Growth & Income                    Moderate                          3,000
 International                      Moderate to high                  3,000
 S&P 500(Registered Trademark)
   Index                            Moderate                          3,000
 Science & Technology               Very high                         3,000
 Small Cap Stock                    Very high                         3,000
 World Growth                       Moderate to high                  3,000

ASSET ALLOCATION
================================================================================
 Balanced Strategy                  Moderate                         $3,000
 Cornerstone Strategy               Moderate                          3,000
 Growth and Tax
  Strategy                          Moderate                          3,000
 Growth Strategy                    Moderate to high                  3,000
 Income Strategy                    Low to moderate                   3,000

INCOME - TAXABLE
================================================================================
 GNMA(Registered Trademark) Trust   Low to moderate                  $3,000
 High-Yield
  Opportunities                     High                              3,000
 Income                             Moderate                          3,000
 Income Stock                       Moderate                          3,000
 Intermediate-Term
  Bond                              Low to moderate                   3,000
 Short-Term Bond                    Low                               3,000

INCOME - TAX EXEMPT
================================================================================
 Long-Term                          Moderate                         $3,000
 Intermediate-Term                  Low to moderate                   3,000
 Short-Term                         Low                               3,000
 State Bond Income                  Moderate                          3,000

MONEY MARKET
================================================================================
 Money Market                       Very low                         $3,000
 Tax Exempt
  Money Market                      Very low                          3,000
 Treasury Money Market Trust
   (Registered Trademark)           Very low                          3,000
 State Money Market                 Very low                          3,000



Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.


S&P 500(Registered Trademark)is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The product is not sponsored, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.

Some income may be subject to state or local taxes or the federal alternative minimum tax.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The Science & Technology Fund may be more volatile than a fund that diversifies across many industries.

The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

California, Florida, New York, Texas, and Virginia funds available to residents only.


Nondeposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.











Message from the President

[Photograph of the President and Vice Chairman of the Board, Michael J.C. Roth, CFA, appears here]

What an exciting time it is!

The way we do business, the way we communicate with each other, the way we live our lives is changing with breathtaking speed. To many of you, these dramatic changes are simply a way of life. You are the Internet generation, and it all seems perfectly natural. But to some adults, it's fascinating and even a little scary -- almost like starting over. Natural or scary, it still creates new investment ideas every day.

As we begin 2000, a challenging investment picture is out there. Why? Because before last year, stock prices had increased for four straight years at a much faster rate than they usually do. Then in 1999, some stock prices continued to increase at an even faster rate while most other investments declined in value. You can think of it as if your whole class was doing really well and making good grades and then suddenly the teacher decided to spend all his time with just a few kids. Those few kids continued to get A's on their tests, while the rest of the class made C's, or worse. Stocks that continued to do well last year were mostly in the technology, Internet, electronics, and other growth industries -- those areas driving the changes around us. Just about all other investments' returns were disappointing in 1999 as investors focused their attention on technology and growth stocks. Rising interest rates made the situation even worse.

What's really interesting is that the popular technology and growth stocks attracting all the attention have now increased so much, their price/earnings ratios are far above anything investors have ever seen. In other words, technology and growth stocks' share prices keep going up without much of an increase in the earnings. Some investors are wondering if price/earnings ratios are even meaningful anymore.

Great opportunities, matched with very high price/earnings ratios. This is a picture that screams, "Stick to your investment game plan!" Decide what your investment objectives are, how much risk you can take, and how much you can invest regularly.

With today's opportunities, your portfolio can be much more exciting than it was a few years ago. We'd love to help you create it.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


Past performance is no guarantee of future results.













Investment Review



USAA FIRST START GROWTH FUND

OBJECTIVE: Long-term capital appreciation.

TYPES OF INVESTMENTS: Invests principally in equity securities of companies that provide goods and services we believe are familiar to young people.

--------------------------------------------------------------------------------
                                            7/31/99              1/31/00
--------------------------------------------------------------------------------
  Net Assets                            $155.8 Million       $205.9 Million
  Net Asset Value Per Share                 $15.44               $16.13
--------------------------------------------------------------------------------
Average Annual Total Returns as of 1/31/00
--------------------------------------------------------------------------------
     7/31/99 to 1/31/00          1 Year            Since Inception on 8/1/97
           4.88%(+)              11.07%                     21.64%
--------------------------------------------------------------------------------



(+) Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gains distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gains distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.


                    CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA First Start Growth Fund, the S&P 500 Index, and the Lipper Growth Funds Average for the period of 08/01/97 through 01/31/2000. The data points from the graph are as follows:


              USAA First Start             S&P 500              Lipper Growth
                Growth Fund                 Index               Funds Average
              -----------------         -------------          ----------------

08/01/97         $10,000                   $10,000                 $10,000
08/97              9,470                     9,440                   9,655
09/97              9,930                     9,957                  10,190
10/97              9,590                     9,625                   9,810
11/97              9,860                    10,070                   9,985
12/97              9,980                    10,243                  10,086
01/98             10,250                    10,356                  10,141
02/98             11,300                    11,102                  10,911
03/98             11,630                    11,671                  11,395
04/98             12,000                    11,790                  11,534
05/98             11,590                    11,588                  11,205
06/98             12,280                    12,058                  11,631
07/98             12,270                    11,931                  11,373
08/98             10,300                    10,207                   9,508
09/98             10,773                    10,861                  10,091
10/98             11,851                    11,743                  10,795
11/98             12,668                    12,455                  11,466
12/98             14,018                    13,172                  12,419
01/99             14,693                    13,723                  12,980
02/99             14,381                    13,296                  12,453
03/99             15,338                    13,828                  13,021
04/99             15,389                    14,364                  13,345
05/99             15,066                    14,025                  13,081
06/99             16,165                    14,803                  13,878
07/99             15,560                    14,341                  13,502
08/99             15,268                    14,270                  13,373
09/99             14,792                    13,879                  13,179
10/99             15,419                    14,757                  13,970
11/99             16,026                    15,057                  14,640
12/99             17,079                    15,943                  16,151
01/00             16,320                    15,142                  15,553


Data since inception on 8/1/97 through 1/31/00

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA First Start Growth Fund to the S&P 500 Index and the Lipper Growth Funds Average, an average performance level of all growth funds, as reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds. The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest in the S&P 500 Index.













Message from the Manager

[Photograph of the Portfolio Manager, Curt Rohrman, appears here]


When was the last time you ate so much candy, or cookies, or ice cream that you felt really sick and sorta' wished you hadn't eaten those last few rounds? Maybe it was this past Halloween, when you decided you'd munch on the run rather than carry a bag. Perhaps it was at a birthday party, where you were having so much fun you didn't even realize you'd gobbled a large deluxe pizza with extra cheese -- all by yourself. I remember my worst case. It was during one hot summer when I was about 12. I had a huge chocolate milkshake that went down so easily that I just absolutely had to have another -- bad call, really bad call!

Every once in a while something tastes so good, we just can't stop ourselves from having a little more, and a little more, and a little more. Even though we know that an entire super-sized bag of Nacho Cheese Doritos(Registered Trademark) isn't good for us, we just can't stop eating them! We've all done it.

It's important to make sure we don't make that kind of mistake when we invest. In each of the last five years, the stock market has increased more than 20% -- that's huge. With it doing so well, right now may seem like a good time to invest a little extra or even go crazy and invest a bunch. But remember, the stock market doesn't usually go up this fast (since 1926, stock prices have increased an average of 11.3% per year). So you shouldn't be surprised if it slows down, or even goes down, for a while. The thing about eating all those Doritos(Registered Trademark)is that a day or two later, you'll probably feel better. But, if you go crazy at the wrong time with your investment game plan, it might take you a few weeks, months, or possibly years to feel better.

We think you should come up with a game plan and stick to it. First decide what you're investing for -- college, a car, or maybe even for your retirement in 60 years. Then decide how much you need and how much you can really afford to invest -- picking the right amount reduces the chances you'll become an "investment game plan drop-out." Also, decide how often you're going to sock the money away -- weekly, monthly, or whatever. Now stick to your game plan. Don't let a bad stock market scare you away or a great stock market make you drink that second chocolate shake.


Used with permission (Copyright)2000 Ibbotson Associates, Inc. All rights reserved. (Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.)

STRATEGY

The USAA First Start Growth Fund buys stocks of companies that make products or provide services that we believe are familiar to you. We try not to buy a bunch of companies that all make the same thing. Instead, the stocks we own are spread across three primary areas -- consumer products, technology, and health care. We like companies that are really good at what they do and have built, or are building, leadership positions. Companies we buy have to be growing faster than the average company -- this means they have to sell a lot more products each and every year.

FUND PERFORMANCE

Over the past six months, your USAA First Start Growth Fund total return was 4.88% compared to 5.58% for the S&P 500 Index. Our technology stocks, such as Analog Devices, Applied Materials, Cisco Systems, Intel, Oracle, Texas Instruments, and Yahoo! had really big gains. Unfortunately, our concerns about the year 2000 kept us from adding more technology stocks to the portfolio. Stocks outside of technology that contributed to the Fund's performance include Clear Channel Communications, Walt Disney, General Electric, LifePoint Hospitals, and Sony. Several stocks in the consumer and health care areas experienced material declines, most notably Avon Products, CVS Drugs, Duane Reade, Genesco, Hershey Foods, Keebler Foods, Lear, and Mattel.

OUTLOOK

We think the stock market will do well during the next several years, and our reasons are unchanged. Companies in the United States, in general, are the most competitive on the planet. We believe U.S. companies make better, more innovative products at lower costs than companies anywhere else. People around the world want U.S. products. Whether it's hamburgers, soap suds, cosmetics, beverages, Internet services, computers, or pharmaceuticals, our market share advantage is widening. This is important if U.S. companies are going to continue to grow rapidly.


Respectfully submitted on February 4, 2000.



Past performance is no guarantee of future results.






------------------------------------      --------------------------------------
    Top 10 Equity Holdings                          Top 10 Industries
      (% of Net Assets)                             (% of Net Assets)
------------------------------------      --------------------------------------
Clear Channel                             Computer Software & Service       12.4
   Communications, Inc.          3.9      Electronics-Semiconductors         8.1
Oracle Corp.                     3.4      Drugs                              5.4
Applied Materials, Inc.          2.9      Foods                              4.7
Analog Devices, Inc.             2.9      Beverages-Nonalcoholic             4.5
Johnson & Johnson, Inc.          2.8      Retail-Speciality Apparel          4.5
General Electric Co.             2.8      Health Care-Diversified            4.3
Avon Products, Inc.              2.8      Broadcasting-TV & Radio            3.9
Intel Corp.                      2.7      Computer-Hardware                  3.5
Target Corp.                     2.7      Entertainment                      3.1
Cisco Systems, Inc.              2.6      --------------------------------------
------------------------------------


You will  find a  complete  list of the  securities  that the Fund owns on pages
9-12.













Shareholder Voting Results

On October 15, 1999, a special meeting of shareholders was held to vote on the following proposals. All proposals were approved by the shareholders. All shareholders of record on August 19, 1999, were entitled to vote on each proposal. The number of votes shown below are for the entire series of the USAA Mutual Fund, Inc. (the Company) for proposals 1 and 2.

1 Proposal to elect Directors as follows:

     DIRECTORS                    VOTES FOR             VOTES WITHHELD
     ---------                    ---------             --------------
     Robert G. Davis             1,769,441,834            27,742,867
     Michael J.C. Roth           1,769,442,078            27,742,623
     Barbara B. Dreeben          1,769,442,172            27,742,529
     Robert L. Mason             1,769,442,172            27,742,529
     David G. Peebles            1,769,442,078            27,742,623
     Michael F. Reimherr         1,769,441,328            27,743,373
     Richard A. Zucker           1,769,444,074            27,740,627

John W. Saunders, Jr. and Howard L. Freeman, Jr. did not stand for re-election to the Board. Their term of office terminated on December 31, 1999.

2 Proposal to ratify the selection by the Board of Directors of KPMG LLP as auditors for the Company.

                             NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
            FOR                     AGAINST                  ABSTAIN

       1,664,427,712               19,027,937              27,873,822













USAA FIRST START GROWTH FUND
PORTFOLIO OF INVESTMENTS

January 31, 2000
(Unaudited)
                                                                          Market
 Number                                                                   Value
 of Shares                      Security                                  (000)
--------------------------------------------------------------------------------
                           COMMON STOCKS (97.9%)
            Aerospace/Defense (2.1%)
   96,000   Boeing Co.                                                  $  4,254
--------------------------------------------------------------------------------
            Airlines (0.9%)
   95,000   Northwest Airlines Corp. *                                     1,918
--------------------------------------------------------------------------------
            Auto Parts (1.5%)
  108,000   Lear Corp. *                                                   3,031
--------------------------------------------------------------------------------
            Beverages - Nonalcoholic (4.5%)
  240,000   Pepsi Bottling Group, Inc.                                     4,965
  125,000   PepsiCo, Inc.                                                  4,266
--------------------------------------------------------------------------------
                                                                           9,231
--------------------------------------------------------------------------------
            Biotechnology (0.4%)
   14,000   Amgen, Inc. *                                                    892
--------------------------------------------------------------------------------
            Broadcasting - Radio & TV (3.9%)
   92,000   Clear Channel Communications, Inc. *                           7,946
--------------------------------------------------------------------------------
            Communication Equipment (1.4%)
   53,000   Lucent Technologies, Inc.                                      2,928
--------------------------------------------------------------------------------
            Computer - Hardware (3.5%)
   99,000   Dell Computer Corp. *                                          3,805
   32,000   Hewlett-Packard Co.                                            3,464
--------------------------------------------------------------------------------
                                                                           7,269
--------------------------------------------------------------------------------
            Computer - Networking (2.6%)
   50,000   Cisco Systems, Inc. *                                          5,475
--------------------------------------------------------------------------------
            Computer Software & Service (12.4%)
   91,000   America Online, Inc. *                                         5,181
   79,000   BMC Software, Inc. *                                           2,992
   14,000   Electronic Arts, Inc. *                                        1,145
    5,000   InterTrust Technologies Corp. *                                  722
   55,000   Microsoft Corp. *                                              5,383
  139,000   Oracle Corp. *                                                 6,943
   40,000   Pixar, Inc. *                                                  1,428
   11,000   RealNetworks, Inc. *                                           1,729
--------------------------------------------------------------------------------
                                                                          25,523
--------------------------------------------------------------------------------
            Drugs (5.4%)
   56,000   Merck & Co., Inc.                                              4,413
  100,000   Pfizer, Inc.                                                   3,638
   68,000   Schering-Plough Corp.                                          2,992
--------------------------------------------------------------------------------
                                                                          11,043
--------------------------------------------------------------------------------
            Electrical Equipment (2.8%)
   43,000   General Electric Co.                                           5,735
--------------------------------------------------------------------------------
            Electronics - Semiconductors (8.1%)
   63,000   Analog Devices, Inc. *                                         5,890
   56,000   Intel Corp.                                                    5,541
   48,000   Texas Instruments, Inc.                                        5,178
--------------------------------------------------------------------------------
                                                                          16,609
--------------------------------------------------------------------------------
            Entertainment (3.1%)
  100,000   AMC Entertainment, Inc. *                                        981
  142,000   Walt Disney Co.                                                5,156
   13,000   World Wrestling Federation Entertainment, Inc. *                 201
--------------------------------------------------------------------------------
                                                                           6,338
--------------------------------------------------------------------------------
            Equipment - Semiconductors (2.9%)
   43,000   Applied Materials, Inc. *                                      5,902
--------------------------------------------------------------------------------
            Finance - Diversified (1.1%)
   46,000   Freddie Mac                                                    2,309
--------------------------------------------------------------------------------
            Foods (4.7%)
  107,000   Hershey Foods Corp.                                            4,548
  179,000   Keebler Foods Co. *                                            4,083
   36,000   Tootsie Roll Industries, Inc.                                  1,134
--------------------------------------------------------------------------------
                                                                           9,765
--------------------------------------------------------------------------------
            Health Care - Diversified (4.3%)
   46,000   Bristol-Myers Squibb Co.                                       3,036
   68,000   Johnson & Johnson, Inc.                                        5,852
--------------------------------------------------------------------------------
                                                                           8,888
--------------------------------------------------------------------------------
            Hospitals (0.7%)
  106,500   LifePoint Hospitals, Inc. *                                    1,438
--------------------------------------------------------------------------------
            Household Products (2.4%)
   50,000   Procter & Gamble Co.                                           5,044
--------------------------------------------------------------------------------
            Internet Services (2.8%)
   42,000   drkoop.com, Inc. *                                               572
   28,000   Healtheon/WebMD Corp. *                                        1,820
   21,000   Priceline.com, Inc. *                                          1,218
   35,000   Webvan Group, Inc. *                                             527
    5,000   Yahoo! Inc. *                                                  1,611
--------------------------------------------------------------------------------
                                                                           5,748
--------------------------------------------------------------------------------
            Leisure Time (2.2%)
   25,000   Bandai Co., Ltd. ADR                                             699
   55,000   Callaway Golf Co.                                                701
  148,800   Mattel, Inc.                                                   1,553
    6,000   Sony Corp. ADR                                                 1,524
--------------------------------------------------------------------------------
                                                                           4,477
--------------------------------------------------------------------------------
            Medical Products & Supplies (3.1%)
   26,000   Guidant Corp. *                                                1,368
  108,000   Medtronic, Inc.                                                4,941
--------------------------------------------------------------------------------
                                                                           6,309
--------------------------------------------------------------------------------
            Oil & Gas - Drilling/Equipment (2.1%)
   71,000   Schlumberger Ltd. ADR                                          4,335
--------------------------------------------------------------------------------
            Personal Care (2.8%)
  178,000   Avon Products, Inc.                                            5,663
--------------------------------------------------------------------------------
            Restaurants (1.8%)
  103,000   McDonald's Corp.                                               3,830
--------------------------------------------------------------------------------
            Retail - Department Stores (2.7%)
   83,000   Target Corp. *                                                 5,483
--------------------------------------------------------------------------------
            Retail - Drugs (1.9%)
   63,000   CVS Corp.                                                      2,201
   78,500   Duane Reade, Inc. *                                            1,810
--------------------------------------------------------------------------------
                                                                           4,011
--------------------------------------------------------------------------------
            Retail - Specialty (0.5%)
  228,000   PETsMART, Inc. *                                                 969
--------------------------------------------------------------------------------
            Retail - Specialty Apparel (4.5%)
   71,000   Buckle, Inc.                                                   1,114
  104,000   Gap, Inc.                                                      4,647
  193,000   Genesco, Inc. *                                                1,689
   66,000   The Wet Seal, Inc. *                                             825
   65,000   Too, Inc. *                                                    1,077
--------------------------------------------------------------------------------
                                                                           9,352
--------------------------------------------------------------------------------
            Services - Commercial & Consumer (2.3%)
  197,000   Harte-Hanks Communications, Inc.                               4,691
--------------------------------------------------------------------------------
            Shoes (1.4%)
   85,000   Madden Steven, Ltd. *                                          1,317
  112,000   Vans, Inc. *                                                   1,554
--------------------------------------------------------------------------------
                                                                           2,871
--------------------------------------------------------------------------------
            Telecommunications - Long-Distance (1.1%)
   48,000   MCI WorldCom, Inc. *                                           2,205
--------------------------------------------------------------------------------
            Total common stocks (cost: $166,979)                         201,482
--------------------------------------------------------------------------------

  Principal
   Amount
   (000)
-----------
                             SHORT-TERM (3.3%)
            U.S. Government & Agency Issue
   $6,838   Federal Home Loan Bank, Discount Note, 5.72%, 2/01/2000
              (cost: $6,838)                                               6,838
--------------------------------------------------------------------------------
            Total investments (cost: $173,817)                          $208,320
================================================================================





USAA FIRST START GROWTH FUND
NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2000
(Unaudited)



GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

ADR - American Depositary Receipts are foreign shares held by a U.S. bank which issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.


SPECIFIC NOTES

* Non-income producing.



See accompanying notes to financial statements.













USAA FIRST START GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 2000
(Unaudited)



ASSETS
   Investments in securities, at market value (identified
      cost of $173,817)                                                $208,320
   Cash                                                                     498
   Receivables:
      Capital shares sold                                                   142
      Dividends                                                              35
      Securities sold                                                     2,245
                                                                       --------
         Total assets                                                   211,240
                                                                       --------

LIABILITIES
   Securities purchased                                                   4,994
   Capital shares redeemed                                                  156
   USAA Transfer Agency Company                                             156
   Accounts payable and accrued expenses                                     74
                                                                       --------
         Total liabilities                                                5,380
                                                                       --------
            Net assets applicable to capital shares outstanding        $205,860
                                                                       ========

REPRESENTED BY:
   Paid-in capital                                                     $172,407
   Accumulated net investment loss                                         (645)
   Accumulated net realized loss on investments                            (405)
   Net unrealized appreciation of investments                            34,503
                                                                       --------
            Net assets applicable to capital shares outstanding        $205,860
                                                                       ========
   Capital shares outstanding                                            12,764
                                                                       ========
   Authorized shares of $.01 par value                                   95,000
                                                                       ========
   Net asset value, redemption price, and offering price per share     $  16.13
                                                                       ========



See accompanying notes to financial statements.













USAA FIRST START GROWTH FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2000
(Unaudited)


Net investment loss:
   Income:
      Dividends                                                         $   472
      Interest                                                              376
                                                                        -------
         Total income                                                       848
                                                                        -------
   Expenses:
      Management fees                                                       674
      Transfer agent's fees                                                 822
      Custodian's fees                                                       53
      Postage                                                                59
      Shareholder reporting fees                                             14
      Directors' fees                                                         2
      Registration fees                                                      25
      Professional fees                                                      17
      Other                                                                   2
                                                                        -------
         Total expenses before reimbursement                              1,668
      Expenses reimbursed                                                  (175)
                                                                        -------
         Total expenses after reimbursement                               1,493
                                                                        -------
            Net investment loss                                            (645)
                                                                        -------
Net realized and unrealized gain (loss) on investments:
   Net realized loss                                                       (394)
   Change in net unrealized appreciation/depreciation                    10,068
                                                                        -------
            Net realized and unrealized gain                              9,674
                                                                        -------
Increase in net assets resulting from operations                        $ 9,029
                                                                        =======



See accompanying notes to financial statements.













USAA FIRST START GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 2000, and year ended July 31, 1999
(Unaudited)


                                                          1/31/00       7/31/99
                                                         ----------------------
From operations:
   Net investment loss                                   $   (645)     $   (456)
   Net realized gain (loss) on investments                   (394)        1,107
   Change in net unrealized appreciation/depreciation
      of investments                                       10,068        18,989
                                                         ----------------------
      Increase in net assets resulting from operations      9,029        19,640
                                                         ----------------------
Distributions to shareholders from:
   Net realized gain                                         (646)         (345)
                                                         ----------------------
From capital share transactions:
   Proceeds from shares sold                               60,728       104,645
   Shares issued for dividends reinvested                     527           179
   Cost of shares redeemed                                (19,580)      (13,661)
                                                         ----------------------
      Increase in net assets from capital share
       transactions                                        41,675        91,163
                                                         ----------------------
Net increase in net assets                                 50,058       110,458
Net assets:
   Beginning of period                                    155,802        45,344
                                                         ----------------------
   End of period                                         $205,860      $155,802
                                                         ======================

Undistributed net investment loss included in
 net assets:
   End of period                                         $   (645)     $   -
                                                         ======================

Change in shares outstanding:
   Shares sold                                              3,880         7,343
   Shares issued for dividends reinvested                      36            17
   Shares redeemed                                         (1,242)         (966)
                                                         ----------------------
      Increase in shares outstanding                        2,674         6,394
                                                         ======================



See accompanying notes to financial statements.













USAA FIRST START GROWTH FUND
NOTES TO FINANCIAL STATEMENTS

January 31, 2000
(Unaudited)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 13 separate funds. The information presented in this semiannual report pertains only to the USAA First Start Growth Fund (the Fund). The Fund's primary investment objective is long-term capital appreciation. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing the Fund's assets principally in equity securities of companies that provide goods and services that it believes are familiar to young people.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

4. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT

The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. Each committed line of credit is also subject to a facility fee. CAPCO charges an annual facility fee of up to .08% of the committed facility, and Bank of America charges an annual facility fee of .09% of the committed facility. The Fund had no borrowings under any of these agreements during the six-month period ended January 31, 2000.


(3) DISTRIBUTIONS

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.


(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended January 31, 2000, were $67.7 million and $19.3 million, respectively.

Gross unrealized appreciation and depreciation of investments as of January 31, 2000, were $47.1 million and $12.6 million, respectively.


(5) TRANSACTIONS WITH MANAGER

A. Management fees - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .75% of its annual average net assets.

The Manager has voluntarily agreed to limit the annual expenses of the Fund to 1.65% of its annual average net assets. Because the Fund's estimated (annualized) expenses for the six-month period ended January 31, 2000, exceeded 1.65%, the Manager has absorbed a portion of the Fund's expenses to reduce the Fund's expense ratio to 1.65%.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26.00 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing, best-efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the six-month period ended January 31, 2000, was $8,250.


(6) TRANSACTIONS WITH AFFILIATES

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.


(7)  FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period is as follows:

                                          Six-month
                                         Period Ended
                                         January 31,                  Year Ended July 31,
                                        ----------------------------------------------------------
                                           2000                  1999                    1998*
                                        ----------------------------------------------------------
Net asset value at
   beginning of period                  $  15.44             $  12.27               $    10.00
Net investment loss                         (.06)(a)             (.07)(a)                 (.10)(a)
Net realized and unrealized gain             .81                 3.32                     2.37
Distributions of realized
   capital gains                            (.06)                (.08)                    -
                                        ----------------------------------------------------------
Net asset value at end of period        $  16.13             $  15.44               $    12.27
                                        ==========================================================

Total return (%)**                          4.88                26.81                    22.70
Net assets at end of period (000)       $205,860             $155,802               $   45,344
Ratio of expenses to
   average net assets (%)                   1.65(b)              1.65                     1.65
Ratio of expenses to
   average net assets
   excluding reimbursement (%)              1.85(b)              1.87                     -
Ratio of net investment
   loss to average net assets (%)           (.71)(b)             (.50)                    (.83)
Portfolio turnover (%)                     11.58                26.64                    52.11

  *Fund commenced operations August 1, 1997.
 **Assumes  reinvestment of all dividend income and capital gains  distributions during the period.
(a)Calculated using weighted average shares.
(b)Annualized. The ratio is not necessarily indicative of 12 months of operations.


















Directors
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, Vice Chairman of the Board
Barbara B. Dreeben
Robert L. Mason
David G. Peebles
Michael F. Reimherr
Richard A. Zucker

Investment Adviser, Underwriter, and Distributor
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

Transfer Agent                               Legal Counsel
USAA Shareholder Account Services            Goodwin, Procter & Hoar LLP
9800 Fredericksburg Road                     Exchange Place
San Antonio, Texas 78288                     Boston, Massachusetts 02109

Custodian                                    Independent Auditors
State Street Bank and Trust Company          KPMG LLP
P.O. Box 1713                                112 East Pecan, Suite 2400
Boston, Massachusetts 02105                  San Antonio, Texas 78205

Telephone Assistance Hours                   Internet Access
Call toll free - Central Time                usaa.com(Service Mark)
Monday - Friday 7:00 a.m. to 9:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.
Sundays 11:30 a.m. to 8:00 p.m.

For Additional Information on Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA TouchLine(Registered Trademark)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777